                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000

                         CHASE CREDIT CARD MASTER TRUST

            (formerly known as "Chemical Master Credit Card Trust I")
           Series 1995-2, Series 1995-3, Series 1996-1, Series 1996-2
                                and Series 1996-3
           ----------------------------------------------------------
                             (Issuer of Securities)

          THE CHASE MANHATTAN BANK (formerly known as 'Chemical Bank')
                             (Sponsor of the Trust)
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                     33-94190                   13-4994650
----------------------------   ------------------------     --------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
of incorporation)                                           Identification No.)


                 270 Park Avenue, New York, New York       10017
              ----------------------------------------   ----------
              (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code:  (212) 270-6000

Item 5.  Other Events:


         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of 24 outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of September 1, 1999, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On September 17, 2000, Chase USA, on behalf of The Chase Manhattan Bank as servicer, distributed monthly interest to the holders of the Series 1995-2, 1995-3, 1996-1, 1996-2 and 1996-3 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the September 15, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 29, 2000

                                        The Chase Manhattan Bank,
                                        as Servicer

                                        By: /s/ Miriam K. Haimes
                                        ------------------------
                                        Name: Miriam K. Haimes
                                        Title: Financial Director

                                INDEX TO EXHIBITS


Exhibit No.                     Description
-----------                     -----------
20.1                            Monthly Reports with respect to the September
                                15, 2000 distribution

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-2

                                             Distribution Date:      09/15/2000

Section 5.2 - Supplement                                                                     Class A                Class B
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                                  0.00                   0.00

(ii)     Monthly Interest Distributed                                                           3,115,000.00             181,245.17
         Deficiency Amounts                                                                             0.00                   0.00
         Additional Interest                                                                            0.00                   0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                                  90,462,357.99           5,139,769.64

(iv)     Collections of Finance Charge Receivables                                             10,022,673.63             569,454.91

(v)      Aggregate Amount of Principal Receivables

                                                                 Investor Interest            600,000,000.00          34,090,000.00
                                                                 Adjusted Interest            600,000,000.00          34,090,000.00

                                                                        Series

         Floating Investor Percentage                                            3.26%                88.00%                  5.00%
         Fixed Investor Percentage                                               3.26%                88.00%                  5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                 Total Receivables

(vii)    Investor Default Amount                                                                2,793,949.90             158,742.92

(viii)   Investor Charge-Offs                                                                           0.00                   0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                     0.00                   0.00

(x)      Servicing Fee                                                                            500,000.00              28,408.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                         600,000,000.00          34,090,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                                        9,539,144.41             541,046.57

(xxii)   Certificate Rate                                                                           6.23000%               6.38000%
------------------------------------------------------------------------------------------------------------------------------------


Section 5.2 - Supplement                                                                     Collateral                  Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                              0.00                      0.00

(ii)     Monthly Interest Distributed                                                         288,465.49              3,584,710.65
         Deficiency Amounts                                                                                                   0.00
         Additional Interest                                                                                                  0.00
         Accrued and Unpaid Interest                                                                0.00                      0.00

(iii)    Collections of Principal Receivables                                               7,196,006.45            102,798,134.08

(iv)     Collections of Finance Charge Receivables                                            797,273.32             11,389,401.85

(v)      Aggregate Amount of Principal Receivables                                                               20,932,547,668.82

                                                              Investor Interest            47,728,181.82            681,818,181.82
                                                              Adjusted Interest            47,728,181.82            681,818,181.82

                                                                     Series
         Floating Investor Percentage                                                              7.00%                   100.00%
         Fixed Investor Percentage                                                                 7.00%                   100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 96.14%
                    30 to 59 days                                                                                            1.29%
                    60 to 89 days                                                                                            0.88%
                    90 or more days                                                                                          1.69%
                                                                                                                  ----------------
                                                              Total Receivables                                            100.00%

(vii)    Investor Default Amount                                                              222,250.25              3,174,943.07

(viii)   Investor Charge-Offs                                                                       0.00                      0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                 0.00

(x)      Servicing Fee                                                                         39,773.48                568,181.82

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                     14.49%

(xii)    Reallocated Monthly Principal                                                              0.00                      0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                      47,728,181.82            681,818,181.82

(xiv)    LIBOR                                                                                                            6.61875%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                                                      757,499.83             10,837,690.81

(xxii)   Certificate Rate                                                                       7.01875%
------------------------------------------------------------------------------------------------------------------------------------

         By:
                    ---------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1995-3

                                              Distribution Date:     09/15/2000

Section 5.2 - Supplement                                                                  Class A                Class B
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                               0.00                  0.00

(ii)     Monthly Interest Distributed                                                        2,336,250.00            136,149.60
         Deficiency Amounts                                                                          0.00                  0.00
         Additional Interest                                                                         0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                               67,846,768.50          3,854,902.62

(iv)     Collections of Finance Charge Receivables                                           7,517,005.22            427,099.53

(v)      Aggregate Amount of Principal Receivables

                                                                    Investor Interest      450,000,000.00         25,568,000.00
                                                                    Adjusted Interest      450,000,000.00         25,568,000.00

                                                                        Series
         Floating Investor Percentage                                        2.44%                 88.00%                 5.00%
         Fixed Investor Percentage                                           2.44%                 88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                    Total Receivables

(vii)    Investor Default Amount                                                             2,095,462.42            119,059.52

(viii)   Investor Charge-Offs                                                                        0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                  0.00                  0.00

(x)      Servicing Fee                                                                         375,000.00             21,306.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                      450,000,000.00         25,568,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                                     7,142,005.22            405,792.87

(xxii)   Certificate Rate                                                                        6.23000%              6.39000%
-----------------------------------------------------------------------------------------------------------------------------------



Section 5.2 - Supplement                                                                  Collateral                    Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                            0.00                        0.00

(ii)     Monthly Interest Distributed                                                       220,199.09                2,692,598.69
         Deficiency Amounts                                                                                                   0.00
         Additional Interest                                                                                                  0.00
         Accrued and Unpaid Interest                                                              0.00                        0.00

(iii)    Collections of Principal Receivables                                             5,396,929.45               77,098,600.56

(iv)     Collections of Finance Charge Receivables                                          597,946.63                8,542,051.39

(v)      Aggregate Amount of Principal Receivables                                                               20,932,547,668.82

                                                                    Investor Interest    35,795,636.36              511,363,636.36
                                                                    Adjusted Interest    35,795,636.36              511,363,636.36

                                                                        Series
         Floating Investor Percentage                                                            7.00%                     100.00%
         Fixed Investor Percentage                                                               7.00%                     100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                 96.14%
                    30 to 59 days                                                                                            1.29%
                    60 to 89 days                                                                                            0.88%
                    90 or more days                                                                                          1.69%
                                                                                                                  ----------------
                                                                    Total Receivables                                      100.00%

(vii)    Investor Default Amount                                                            166,685.36                2,381,207.30

(viii)   Investor Charge-Offs                                                                     0.00                        0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                               0.00

(x)      Servicing Fee                                                                       29,829.70                  426,136.36

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)    Reallocated Monthly Principal                                                            0.00                        0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                    35,795,636.36              511,363,636.36

(xiv)    LIBOR                                                                                                            6.61875%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                                                    568,116.94                8,115,915.02

(xxii)   Certificate Rate                                                                     7.14375%
-----------------------------------------------------------------------------------------------------------------------------------


         By:
                    ------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-1

                                               Distribution Date:    09/15/2000

Section 5.2 - Supplement                                                       Class A              Class B
------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                   0.00                 0.00

(ii)     Monthly Interest Distributed                                            3,237,500.00           189,248.43
         Deficiency Amounts                                                              0.00                 0.00
         Additional Interest                                                             0.00                 0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                  105,539,417.66         5,996,448.17

(iv)     Collections of Finance Charge Receivables                              11,693,119.23           664,369.63

(v)      Aggregate Amount of Principal Receivables

                                                            Investor Interest  700,000,000.00        39,772,000.00
                                                            Adjusted Interest  700,000,000.00        39,772,000.00

                                                              Series
         Floating Investor Percentage                             3.80%                88.00%                5.00%
         Fixed Investor Percentage                                3.80%                88.00%                5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                            Total Receivables

(vii)    Investor Default Amount                                                 3,259,608.22           185,201.63

(viii)   Investor Charge-Offs                                                            0.00                 0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                      0.00                 0.00

(x)      Servicing Fee                                                             583,333.33            33,143.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                        0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                          700,000,000.00        39,772,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                        11,109,785.90           631,226.29

(xxii)   Certificate Rate                                                            5.55000%             5.71000%
------------------------------------------------------------------------------------------------------------------

                                                                                Collateral                            Total
---------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                  0.00                                0.00

(ii)     Monthly Interest Distributed                                             336,541.05                        3,763,289.48
         Deficiency Amounts                                                                                                 0.00
         Additional Interest                                                                                                0.00
         Accrued and Unpaid Interest                                                    0.00                                0.00

(iii)    Collections of Principal Receivables                                   8,395,290.60                      119,931,156.43

(iv)     Collections of Finance Charge Receivables                                930,146.63                       13,287,635.49

(v)      Aggregate Amount of Principal Receivables                                                             20,932,547,668.82

                                                            Investor Interest  55,682,545.45                      795,454,545.45
                                                            Adjusted Interest  55,682,545.45                      795,454,545.45

                                                              Series
         Floating Investor Percentage                                                  7.00%                             100.00%
         Fixed Investor Percentage                                                     7.00%                             100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                               96.14%
                    30 to 59 days                                                                                          1.29%
                    60 to 89 days                                                                                          0.88%
                    90 or more days                                                                                        1.69%
                                                                                                                  --------------
                                                            Total Receivables                                            100.00%

(vii)    Investor Default Amount                                                  259,290.40                        3,704,100.25

(viii)   Investor Charge-Offs                                                           0.00                                0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                     0.00

(x)      Servicing Fee                                                             46,402.12                          662,878.79

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                   14.46%

(xii)    Reallocated Monthly Principal                                                  0.00                                0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                          55,682,545.45                      795,454,545.45

(xiv)    LIBOR                                                                                                          6.61875%

(xv)     Principal Funding Account Balance                                                                                  0.00

(xvii)   Accumulation Shortfall                                                                                             0.00

(xviii)  Principal Funding Investment Proceeds                                                                              0.00

(xx)     Principal Investment Funding Shortfall                                                                             0.00

(xxi)    Available Funds                                                          883,744.51                       12,624,756.70

(xxii)   Certificate Rate                                                           7.01875%
---------------------------------------------------------------------------------------------------------------------------------


         By:
                    ----------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-2


                                          Distribution Date:         09/15/2000

Section 5.2 - Supplement                                                            Class A                Class B
-------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                        0.00                  0.00

(ii)     Monthly Interest Distributed                                                 2,740,833.33            160,416.67
         Deficiency Amounts                                                                   0.00                  0.00
         Additional Interest                                                                  0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                        82,923,828.16          4,711,581.15

(iv)     Collections of Finance Charge Receivables                                    9,187,450.82            522,014.25

(v)      Aggregate Amount of Principal Receivables

                                                           Investor Interest        550,000,000.00         31,250,000.00
                                                           Adjusted Interest        550,000,000.00         31,250,000.00

                                                                Series
         Floating Investor Percentage                                  2.99%                88.00%                 5.00%
         Fixed Investor Percentage                                     2.99%                88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                           Total Receivables

(vii)    Investor Default Amount                                                      2,561,120.74            145,518.22

(viii)   Investor Charge-Offs                                                                 0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                           0.00                  0.00

(x)      Servicing Fee                                                                  458,333.33             26,041.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                              0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                               550,000,000.00         31,250,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                              8,729,117.49            495,972.58

(xxii)   Certificate Rate                                                                 5.98000%              6.16000%

-------------------------------------------------------------------------------------------------------------------------


Section 5.2 - Supplement                                                           Collateral                           Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                      0.00                               0.00

(ii)     Monthly Interest Distributed                                                 277,607.42                       3,178,857.42
         Deficiency Amounts                                                                                                    0.00
         Additional Interest                                                                                                   0.00
         Accrued and Unpaid Interest                                                        0.00                               0.00

(iii)    Collections of Principal Receivables                                       6,596,213.60                      94,231,622.91

(iv)     Collections of Finance Charge Receivables                                    730,819.95                      10,440,285.03

(v)      Aggregate Amount of Principal Receivables                                                                20,932,547,668.82

                                                           Investor Interest       43,750,000.00                     625,000,000.00
                                                           Adjusted Interest       43,750,000.00                     625,000,000.00

                                                                Series
         Floating Investor Percentage                                                      7.00%                            100.00%
         Fixed Investor Percentage                                                         7.00%                            100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  96.14%
                    30 to 59 days                                                                                             1.29%
                    60 to 89 days                                                                                             0.88%
                    90 or more days                                                                                           1.69%
                                                                                                                   ----------------
                                                           Total Receivables                                                100.00%

(vii)    Investor Default Amount                                                      203,725.51                       2,910,364.48

(viii)   Investor Charge-Offs                                                               0.00                               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                         0.00

(x)      Servicing Fee                                                                 36,458.33                         520,833.33

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      14.46%

(xii)    Reallocated Monthly Principal                                                      0.00                               0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                              43,750,000.00                     625,000,000.00

(xiv)    LIBOR                                                                                                             6.61875%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                                              694,361.62                       9,919,451.69

(xxii)   Certificate Rate                                                               7.36875%

------------------------------------------------------------------------------------------------------------------------------------

         By:
                    ---------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-3

                                         Distribution Date:          09/15/2000

Section 5.2 - Supplement                                                                   Class A               Class B
--------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                               0.00                  0.00

(ii)     Monthly Interest Distributed                                                        2,434,132.89            141,813.47
         Deficiency Amounts                                                                          0.00                  0.00
         Additional Interest                                                                         0.00                  0.00
         Accrued and Unpaid Interest

(iii)    Collections of Principal Receivables                                               62,114,922.72          3,529,238.13

(iv)     Collections of Finance Charge Receivables                                           6,881,951.91            391,017.91

(v)      Aggregate Amount of Principal Receivables

                                                                       Investor Interest   411,983,000.00         23,408,000.00
                                                                       Adjusted Interest   411,983,000.00         23,408,000.00

                                                                          Series
         Floating Investor Percentage                                         2.24%                88.00%                 5.00%
         Fixed Investor Percentage                                            2.24%                88.00%                 5.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current
                    30 to 59 days
                    60 to 89 days
                    90 or more days

                                                                       Total Receivables

(vii)    Investor Default Amount                                                             1,918,433.10            109,001.30

(viii)   Investor Charge-Offs                                                                        0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                  0.00                  0.00

(x)      Servicing Fee                                                                         343,319.17             19,506.67

(xi)     Portfolio Yield (Net of Defaulted Receivables)

(xii)    Reallocated Monthly Principal                                                                                     0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                      411,983,000.00         23,408,000.00

(xiv)    LIBOR

(xv)     Principal Funding Account Balance

(xvii)   Accumulation Shortfall

(xviii)  Principal Funding Investment Proceeds

(xx)     Principal Investment Funding Shortfall

(xxi)    Available Funds                                                                     6,538,632.75            371,511.24

(xxii)   Certificate Rate                                                                        7.09000%              7.27000%

--------------------------------------------------------------------------------------------------------------------------------


Section 5.2 - Supplement                                                                   Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                                                 0.00                    0.00

(ii)     Monthly Interest Distributed                                                            207,951.38            2,783,897.74
         Deficiency Amounts                                                                                                    0.00
         Additional Interest                                                                                                   0.00
         Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)    Collections of Principal Receivables                                                  4,941,120.46           70,585,281.31

(iv)     Collections of Finance Charge Receivables                                               547,445.80            7,820,415.62

(v)      Aggregate Amount of Principal Receivables                                                                20,932,547,668.82

                                                                       Investor Interest      32,772,440.86          468,163,440.86
                                                                       Adjusted Interest      32,772,440.86          468,163,440.86

                                                                          Series

         Floating Investor Percentage                                                                 7.00%                 100.00%
         Fixed Investor Percentage                                                                    7.00%                 100.00%

(vi)     Receivables Delinquent (As % of Total Receivables)
                    Current                                                                                                  96.14%
                    30 to 59 days                                                                                             1.29%
                    60 to 89 days                                                                                             0.88%
                    90 or more days                                                                                           1.69%
                                                                                                                  -----------------
                                                                       Total Receivables                                    100.00%

(vii)    Investor Default Amount                                                                 152,607.60            2,180,042.00

(viii)   Investor Charge-Offs                                                                          0.00                    0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                                                    0.00

(x)      Servicing Fee                                                                            27,310.37              390,136.20

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      14.46%

(xii)    Reallocated Monthly Principal                                                                 0.00                    0.00

(xiii)   Closing Investor Interest (Class A Adjusted)                                         32,772,440.86          468,163,440.86

(xiv)    LIBOR                                                                                                             6.61875%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                                                         520,135.43            7,430,279.42

(xxii)   Certificate Rate                                                                          7.36875%
-----------------------------------------------------------------------------------------------------------------------------------

         By:
                    ---------------------------------------------------
         Name:      Patricia M. Garvey
         Title:     Vice President